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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                         Current report pursuant to the
                           Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                  July 9, 2002

                     --------------------------------------
                Date of Report (Date of earliest event reported)


                       ENTERPRISE FINANCIAL SERVICES CORP
                     ---------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware

                            ------------------------
                 (State or Other Jurisdiction of Incorporation)


          001-15373                                     43-1706259
          ---------                                     ----------
(Commission File Number)                      (IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri                           63105
-----------------------------------                           -----
(Address of Principal Executive Offices)                    (Zip Code)

                                 (314) 725-5500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On July 9, 2002, Enterprise Financial Services Corp (the "Company") disseminated a press release regarding a change to its Chief Executive Officer position. The current Chief Executive Officer, Fred H. Eller, will retire and will be replaced by Kevin C. Eichner, effective today. The information contained in the Company's press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.  Not applicable
(b)      Pro forma financial information.  Not applicable
(c)      Exhibits.

         Exhibit No. Description

         99.1  Press Release dated July 9, 2002


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enterprise Financial Services Corp

     /s/ Kevin C Eichner
     -------------------------
By:  Kevin C. Eichner
Chief Executive Officer

Date:  July 9, 2002




EXHIBIT INDEX

Exhibit
No. Description
99.1     Press Release dated July 9, 2002